Exhibit 10.6

SEVENTH LOAN MODIFICATION AGREEMENT

This Seventh Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of April 11, 2006, and effective as of March 31, 2006, by and between SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462 (“Bank”) and PHASE FORWARD INCORPORATED, a Delaware corporation (“Borrower”).

1.             DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of April 17, 2002, evidenced by, among other documents, a certain Second Amended and Restated Loan and Security Agreement dated as of April 17, 2002 between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of December 24, 2002, as further amended by a certain Second Loan Modification Agreement dated as of February 28, 2003, as further amended by a certain Third Loan Modification Agreement dated as of March 31, 2003, as further amended by a certain Fourth Loan Modification Agreement dated as of February 27, 2004, as further amended by a certain Fifth Loan Modification Agreement dated as of April 27, 2004, and as further amended by a certain Sixth Loan Modification Agreement dated as of August 8, 2005 (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, the Loan Agreement, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.

2.             DESCRIPTION OF CHANGE IN TERMS.

A.                                   Modifications to Loan Agreement.

1.                                       The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.11 thereof, entitled “Letters of Credit Sublimit”:

“The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $5,000,000.00.”

                              and inserting in lieu thereof the following:

“The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) may not exceed $2,000,000.00.”

2.                                       The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.12 thereof, entitled “Foreign Exchange Sublimit”:

“Bank shall subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit, which sublimit is a maximum of $5,000,000.00 (the “FX Reserve”).”

                              and inserting in lieu thereof the following:

“Bank shall subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit, which sublimit is a maximum of $2,000,000.00 (the “FX Reserve”).”

3.                                       The Loan Agreement shall be amended by deleting the following text appearing in Section 2.1.13 thereof, entitled “Cash Management Services Sublimit”:

“Borrower may use up to $5,000,000.00 for the Bank’s Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in the various cash management services agreements related to such Cash Management Services (the “Cash Management Services”).”

                              and inserting in lieu thereof the following:

“Borrower may use up to $2,000,000.00 for the Bank’s Cash Management Services, which may include merchant services, direct deposit of payroll, business credit card, and check cashing services identified in the various cash management services agreements related to such Cash Management Services (the “Cash Management Services”).”

4.                                       The Loan Agreement shall be amended by deleting the following text appearing in subsection (a) of Section 6.2 thereof, entitled “Financial Statements, Reports, Certificates”:

“(iii) as soon as available, but no later than forty-five (45) days after the last day of Borrower’s fiscal year, financial projections, approved by the Borrower’s Board of Directors, for the then current fiscal year;”

                              and inserting in lieu thereof the following:

“(iii) as soon as available, but no later than the later of: (A) forty-five (45) days after the last day of Borrower’s fiscal year, and (B) five (5) days after approval of same by Borrower’s Board of Directors, financial projections, approved by the Borrower’s Board of Directors, for the then current fiscal year.”

5.                                       The Loan Agreement shall be amended by deleting the following text appearing in Section 6.2 thereof, entitled “Financial Statements, Reports, Certificates”:

“(b)         Within forty-five (45) days after the last day of each quarter, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D. Notwithstanding the foregoing, such Compliance Certificate for January 2004 and February 2004, shall be delivered to Bank no later than April 15, 2004.”

       in its entirety, and inserting in lieu thereof the following:

“(b)         Within forty-five (45) days after the last day of each quarter, Borrower shall deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer in the form of Exhibit D. Notwithstanding the foregoing, such Compliance Certificate for January 2004 and February 2004, shall be delivered to Bank no later than April 15, 2004.”

6.                                       The Loan Agreement shall be amended by deleting Section 6.5 thereof, entitled “Primary Accounts”, in its entirety, and inserting in lieu thereof the following:

“6.5               Primary Accounts. In order to permit the Bank to monitor the Borrower’s financial performance and condition, Borrower shall maintain its primary depository and operating accounts with Bank. Additionally, at least one-third (33.33%) of the aggregate dollar value of Borrower’s and Borrower’s Subsidiaries’ cash and securities maintained at domestic financial institutions, shall be maintained and administered through the Bank. The provisions of this paragraph shall not apply to deposit accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Borrower’s employees.”

7.                                       The Loan Agreement shall be amended by deleting Section 6.7 thereof, entitled “Revenue”, in its entirety, and inserting in lieu thereof the following:

“6.7               INTENTIONALLY DELETED”

8.                                       The Loan Agreement shall be amended by deleting the following definitions appearing in Section 13.1 thereof:

“““Committed Revolving Line” is an Advance or Advances of up to $5,000,000.00.

“Revolving Maturity Date” is March 31, 2006.”

       and inserting in lieu thereof the following:

“““Committed Revolving Line” is an Advance or Advances of up to $2,000,000.00.

“Revolving Maturity Date” is March 29, 2008.”

9.                                       The Compliance Certificate appearing as Exhibit D to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit A hereto.

3.             FEES. The Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

4.             CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5.             RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Documents.

6.             NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

7.             CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan

Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

8.             COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

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This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:		BANK:
PHASE FORWARD INCORPORATED		SILICON VALLEY BANK

By:	/s/ ROBERT K. WEILER	By:	/s/ MICHAEL FELL
	Name: Robert Weiler		Name: Michael Fell
	Title: President		Title: Relationship Manager

The undersigned, PHASE FORWARD SECURITIES CORPORATION,  ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unlimited Guaranty dated May 3, 1999 (the “Guaranty”) and acknowledges, confirms and agrees that the Guaranty shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

PHASE FORWARD SECURITIES CORPORATION

By:	/s/ RODGER WEISMANN
Name: Rodger Weismann
Title: Treasurer

EXHIBIT A
COMPLIANCE CERTIFICATE

TO:         SILICON VALLEY BANK

FROM:   PHASE FORWARD INCORPORATED

The undersigned authorized officer of PHASE FORWARD INCORPORATED certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Financial statements with CC	Quarterly within 45 days*	Yes No
Annual financial statement (CPA Audited)	FYE within 120 days	Yes No
10-Q, 10-K and 8-K (or electronic notice to links thereto)	Within 5 days after filing with SEC	Yes No
Annual Projections	Later of: 45 days of prior FYE and 5 days after Board of Director approval	Yes No
*January 2004 and February 2004 financial statements and compliance certificate due April 15, 2004.

Financial Covenant	Required	Actual	Complies

Minimum Adjusted Quick Ratio (tested quarterly)	3.0:1.0	_ :1.0	Yes No

Comments Regarding Exceptions: See Attached. Sincerely, _____________________________ SIGNATURE _____________________________ TITLE _____________________________ DATE

   BANK USE ONLY

   Received by: _____________________

                             AUTHORIZED SIGNER

   Date:____________________________

   Verified: _________________________

                         AUTHORIZED SIGNER

   Date:_____________________________

   Compliance Status:  Yes   No